VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2011

Effective November 14, 2011, under the heading PORTFOLIO MANAGERS, under the section Other Accounts the chart is supplemented, for Government Securities Fund and Large Cap Core Fund, with the following:

Fund	Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of May 31, 2011)*
			Registered Investment Companies			Pooled Investment Vehicles			Other Accounts
			No. of Accounts	Assets (in $ millions)		No. of Accounts	Total Assets (in $millions)		No. of Accounts		Total Assets (in $millions)
Government Securities Fund	JPMIM	Michael Sais Robert Manning	7 0	$ $	6,505 0	3 1	$ $	1,118 97	12 20	(2)	$ $	3,970 1,218	(484)

Large Cap Core Fund	Columbia	Guy Pope	0		$0	0		$0	1,653			$2,197

*	Information provided with respect to Messrs. Sais and Manning is as of September 30, 2011. Information provided with respect to Mr Pope is as of March 31, 2011.

Date: November 15, 2011